                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  November 20, 1998
                                                  --------------------

                               POLYVISION CORPORATION
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)



          NEW YORK                 1-10555                 13-3482597
----------------------------     ------------          -------------------
(State or other jurisdiction     (Commission            (I.R.S. Employer
     of incorporation)           File Number)          Identification No.)


48-62 36th Street, Long Island City, New York                 11101
---------------------------------------------               ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (718) 729-1050
                                                    -----------------


     29 Laing Avenue, Dixonville, Pennsylvania  15734
-------------------------------------------------------------
(Former name or former address, if changed since last report)

                              CURRENT REPORT ON FORM 8-K


                                POLYVISION CORPORATION


                                  November 20, 1998


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

     (a) On November 20, 1998, pursuant to a Stock Purchase Agreement, dated as of September 1, 1998 and amended on November 20, 1998, PolyVision Corporation (the "Company") acquired from Wind Point Partners III, L.P. and certain minority stockholders all of the outstanding capital stock of Alliance International Group, Inc. ("Alliance") for $75.0 million, consisting of $67.0 million in cash (including approximately $36.2 million of debt which was assumed or refinanced) and $8.0 million in a 10% convertible subordinated promissory note due 2007. The purchase price was determined as a result of arm's length negotiations between the parties.

     Alliance is a leading manufacturer of ceramic on steel products used in writing surfaces for schools, conference rooms and other business environments. Alliance also produces proprietary projection screen surfaces and various building components using screen printed and non-screen printed ceramic on steel such as exterior panels, tunnel walls and ceilings, and other interior surfaces. Alliance is headquartered in Norcross, Georgia, with manufacturing facilities in Oklahoma, Belgium, France and Denmark.

     The cash portion of the transaction and the refinancing of the Company's existing credit facility was funded by a $60.0 million senior secured credit facility, a $25.0 million senior subordinated credit facility and $5.0 million in cash proceeds from the sale of the Company's shares of 9% Series C Convertible Preferred Stock to The Alpine Group, Inc.

     Alliance has no material relationship or association with the Company.

     (b) Michael H. Dunn, the former Chairman and Chief Executive Officer of Alliance, has been named the President and Chief Operating Officer of the Company, and elected to the Company's Board of Directors. Richard J. Still, the former Senior Vice President and Chief Financial Officer of Alliance, has been named the Chief Financial Officer of the Company. There are presently no significant changes anticipated in the business or product lines of either Alliance or Greensteel, Inc.

Item 5.  OTHER EVENTS

     On November 16, 1998, pursuant to an Exchange Agreement between the Company and Alpine, Alpine exchanged $25.2 million in Series A Preferred Stock of the Company (and associated accrued dividends) and indebtedness of approximately $7.5 million due from the Company for approximately 5.2 million shares of the Company's Common Stock and approximately $12.5 million in 9% Series B Convertible Preferred Stock of the Company. As a result, Alpine owns directly approximately 48% of the Company's current outstanding shares of Common Stock (inclusive of 17% of such shares previously owned).

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          In accordance with Item 7(a), the financial statements of Alliance International Group, Inc. shall be provided not later than February 3, 1999.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          In accordance with Item 7(b), the pro forma financial information shall be provided not later than February 3, 1999.

     (c)  EXHIBITS.

          2.2 Stock Purchase Agreement, dated as of September 1, 1998, by and among PolyVision Corporation, Alliance International Group, Inc. ("Alliance"), Wind Point Partners III, L.P. and the other stockholders of Alliance, as amended by letter agreement dated November 20, 1998.

          10.32 Credit Agreement, dated as of November 20, 1998, between PolyVision Corporation, Greensteel, Inc. and Posterloid Corporation, as borrowers, and a syndicate of banks, financial institutions and other institutional lenders named therein and Fleet National Bank, as administrative agent and in certain other capacities.

          10.33 Credit Facility Agreement, dated as of November 20, 1998, between Alliance Europe N.V., Alliance Graphics N.V., Emailleries de Blanc Misseron A. Aubecq S.A. and Alliance Pentagon A/S, as borrowers, and KBC Bank N.V.

          10.34 Credit Facility Agreement, dated as of November 20, 1998, between PolyVision Belgium N.V. and PolyVision France EURL, as borrowers, and KBC Bank N.V.

          10.35 Senior Subordinated Loan Agreement, dated as of November 20, 1998, between PolyVision Corporation and Fleet Corporate Finance, Inc.

          10.36 Exchange Agreement, dated as of November 16, 1998, between PolyVision Corporation and The Alpine Group, Inc. and Kirkbi Projekt A/S.

          10.37 Series C Preferred Stock Purchase Agreement, dated as of November 20, 1998, between PolyVision Corporation and The Alpine Group, Inc.

          99.1 Press Release issued by PolyVision Corporation on November 20, 1998.

                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   POLYVISION CORPORATION


Dated:  December 7, 1998           By: /s/ Joseph A. Menniti
                                      --------------------------------
                                        Joseph A. Menniti
                                        Chief Executive Officer

                                    EXHIBIT INDEX

EXHIBIT NUMBER                     DESCRIPTION                              PAGE

     2.2 Stock Purchase Agreement, dated as of September 1, 1998, by and among PolyVision Corporation, Alliance International Group, Inc. (Alliance), Wind Point Partners III, L.P. and the other stockholders of Alliance, as amended by letter agreement dated November 20, 1998.

     10.32 Credit Agreement, dated as of November 20, 1998, between PolyVision Corporation, Greensteel, Inc. and Posterloid Corporation, as borrowers, and a syndicate of banks, financial institutions and other institutional lenders named therein and Fleet National Bank, as administrative agent and in certain other capacities.

     10.33 Credit Facility Agreement, dated as of November 20, 1998, between Alliance Europe N.V., Alliance Graphics N.V., Emailleries de Blanc Misseron A. Aubecq S.A. and Alliance Pentagon A/S, as borrowers, and KBC Bank N.V.

     10.34 Credit Facility Agreement, dated as of November 20, 1998, between PolyVision Belgium N.V. and PolyVision France EURL, as borrowers, and KBC Bank N.V.

     10.35 Senior Subordinated Loan Agreement, dated as of November 20, 1998, between PolyVision Corporation and Fleet Corporate Finance, Inc.

     10.36 Exchange Agreement, dated as of November 16, 1998, between PolyVision Corporation and The Alpine Group, Inc. and Kirkbi Projekt A/S.

     10.37 Series C Preferred Stock Purchase Agreement, dated as of November 20, 1998, between PolyVision Corporation and The Alpine Group, Inc.

     99.1      Press Release issued by PolyVision Corporation on
               November 20, 1998.